     As Filed with the Securities and Exchange Commission on February 12, 1999
                                                     Registration No. 33-62703
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                 TRUEVISION, INC.
               (Exact name of Registrant as specified in its charter)

          DELAWARE                                       77-0161747
   (STATE OF INCORPORATION)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               2500 WALSH AVENUE
                         SANTA CLARA, CALIFORNIA 95051
                                 (408) 562-4200
    (Address, including zip code, and telephone number, including area code of
                    Registrant's principal executive offices)

                              --------------------

                                LOUIS J. DOCTOR
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                TRUEVISION, INC.
                               2500 WALSH AVENUE
                         SANTA CLARA, CALIFORNIA 95051
                                 (408) 562-4200
  (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

                                   Copies To:
                             JULIA L. DAVIDSON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                         PALO ALTO, CALIFORNIA 94306-2155
                                 (650) 843-5000



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

                      TERMINATION OF OFFERING AND REMOVAL
                        OF SECURITIES FROM REGISTRATION

     The Registrant hereby withdraws from registration 5,979,069 shares of its Common Stock.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Santa Clara, State of California on February 12, 1999.


                                   TRUEVISION, INC.

                                   By: /s/ Louis J. Doctor
                                       ------------------------------------
                                       Louis J. Doctor
                                       President and Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                          TITLE                                        DATE
---------                          -----                                        ----

/s/ Louis J. Doctor
------------------------------     President, Chief Executive Officer and       February 12, 1999
Louis J. Doctor                    Director (Principal Executive Officer)


 /s/ Walter W. Bregman     *       Chairman of the Board of Directors           February 12, 1999
-------------------------------
Walter W. Bregman


/s/ R. John Curson         *       Senior Vice President, Chief Financial       February 12, 1999
-------------------------------    Officer and  Secretary
R. John Curson                     (Principal Financial and Accounting Officer)


/s/ Kieth E. Sorenson      *       Director                                     February 12, 1999
-------------------------------
Kieth E. Sorenson


/s/ Conrad J. Wredberg     *       Director                                     February 12, 1999
-------------------------------
Conrad J. Wredberg


/s/ William H. McAleer     *       Director                                     February 12, 1999
-------------------------------
William H. McAleer



*By: /s/ Louis J. Doctor
     ----------------------------
        Louis J. Doctor
        Attorney-in-Fact